Exhibit 99.2

Q1 2014 Conference Call May 5, 2014

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

John Peeler Chairman & CEO Introduction

A Better Start to the Year Q1 Orders up 21% sequentially to $103M Cash and Short Term Investments $483M Q1 Revenue up 24% sequentially to $91M Best MOCVD order quarter since Q3 2011 Used cash in Q1, but balance sheet remains very strong Improvement in MOCVD business drives revenue growth

Dave Glass, CFO Financial Highlights

Q1 2014 vs. Q4 2013 Q1 2014 Q4 2013 Revenue $91M $73M GM 37% 21% OPEX* $41M $48M Performance improves on higher volume, better margins and lower OPEX *Excludes amortization and restructuring. **Includes $29M gain resulting from reversal of Synos acquisition related contingency accruals. See financial tables for further details. Q1 2014 Q4 2013 Income (loss) $19M ($22M) GAAP-EPS $0.48 ($0.57) Q1 2014 Q4 2013 Adj. EBITA ($3M) ($27M) Non-GAAP EPS ($0.06) ($0.42) GAAP Results** Non-GAAP Results

Revenue Highlights - Q1 2014 Total Revenue: $91M LED & Solar ~$71M MOCVD $64M; up 28% sequentially MBE $7M ($M) Q1 14 Q4 13 Adj EBITA $2.1M ($16.5M) ($M) Q1 14 Q4 13 Adj EBITA ($.6M) ($3.1M) Data Storage ~$20M Data Storage up 20% sequentially

Order Highlights - Q1 2014 Total Bookings: $103M LED & Solar ~$87M MOCVD at $83M; up 59% sequentially MBE $5M; down 59% sequentially No ALD orders Data Storage ~$15M Down 29% sequentially; continued lack of capacity buys

Strong Balance Sheet 3/31/14 12/31/13 Cash & Short-term Investments* $483M $495M Accounts Receivable $51M $24M Inventory $52M $60M Fixed Assets, Net $87M $89M Total Assets $955M $948M Long-term Debt (including current portion) $2M $2M Equity $812M $780M *Includes $0.8 million of restricted cash as of 3/31/14 and $2.7 million as of 12/31/13. $12M decline in cash Accounts receivable increased due to timing of billings in the quarter Inventory declined to $52M with turns of 4.4x

Q2 2014 Guidance Q2 2014 Orders Similar to or better than Q1 Revenue $87-97M Gross Margins 30-32% OPEX (Includes equity compensation and excludes amortization) $42-43M GAAP EPS ($0.46)-($0.36) Non-GAAP EPS ($0.23)-($0.14)

Business Update and Outlook

LED lighting expected to grow at a CAGR of 37.7% from 2012 to 2020 LED Lamp Shipments (in M units) Source: IHS Research Q1 2014 Nearly 40% CAGR LED Unit Percent Penetration LED unit penetration expected to reach 15-20% in key geographies by 2016; ~40% by 2020 LED Lighting Growth Accelerating NOW As Lower Bulb Prices and Incandescent Bans Drive Adoption

LED Fab Utilization Rates High and Stable CHINA Tier 1 85-95% Tier 2&3 <70% KOREA 75-95% TAIWAN 80-100% EUROPE >80% U.S. >80% Currently Quoting MOCVD Capacity Expansion Deals in Most Regions

First Half 2014 Trends Are Encouraging Market being driven by mid-power LED growth Further improvements in MOCVD cost-of-ownership and technology on the way Uncertain timing and magnitude of MOCVD deals LED ADOPTION Running faster than many have anticipated

Pursuing Multiple ALD Growth Opportunities OLED Mobile $200-400M TAM OLED TV and Lighting >$200M TAM Energy Storage >$100M TAM Semiconductor >$200M TAM Solar and Other >$200M TAM Making Significant R&D Investments to Drive Flexible OLED and Adjacent Market Opportunities FAST-ALD

Veeco’s Top Priorities Developing and launching game changing new products Improving customers’ cost of ownership as well as our gross margins Driving process improvement initiatives Lowering expenses Transition to Profitable Growth

Q&A Session

Financial Tables and Reconciliation

Veeco Instruments Inc. and Subsidiaries Condensed Consolidated Statements of Operations (In thousands, except per share data) (Unaudited) For the three months ended March 31, 2014 2013 Net sales $ 90,841 $ 61,781 Cost of sales 57,064 39,229 Gross profit 33,777 22,552 Operating expenses: Selling, general and administrative 21,667 19,648 Research and development 19,768 20,737 Amortization 2,903 856 Restructuring 392 531 Total operating expenses 44,730 41,772 Other operating, net (212) 404 Changes in contingent consideration (29,368) - Operating income (loss) 18,627 (19,624) Interest income (expense), net 164 192 Income (loss) before income taxes 18,791 (19,432) Income tax provision (benefit) (369) (9,361) Net income (loss) $ 19,160 $ (10,071) Income (loss) per common share: Basic: Income (loss) $ 0.49 $ (0.26) Diluted: Income (loss) $ 0.48 $ (0.26) Weighted average shares outstanding: Basic 39,177 38,716 Diluted 39,937 38,716

Veeco Instruments Inc. and Subsidiaries Condensed Consolidated Balance Sheets (In thousands) March 31, December 31, 2014 2013 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 214,682 $ 210,799 Short-term investments 267,402 281,538 Restricted cash 764 2,738 Accounts receivable, net 50,720 23,823 Inventories 52,073 59,726 Prepaid expenses and other current assets 28,767 23,303 Deferred income taxes 10,796 11,716 Total current assets 625,204 613,643 Property, plant and equipment at cost, net 86,912 89,139 Goodwill 91,348 91,348 Deferred income taxes 397 397 Intangible assets, net 111,814 114,716 Other assets 38,882 38,726 Total assets $ 954,557 $ 947,969 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 28,293 $ 35,755 Accrued expenses and other current liabilities 38,065 51,084 Customer deposits and deferred revenue 41,171 34,754 Income taxes payable 5,538 6,149 Deferred income taxes 159 159 Current portion of long-term debt 296 290 Total current liabilities 113,522 128,191 Deferred income taxes 26,325 28,052 Long-term debt 1,771 1,847 Other liabilities 498 9,649 Total liabilities 142,116 167,739 Equity 812,441 780,230 Total liabilities and equity $ 954,557 $ 947,969

Veeco Instruments Inc. and Subsidiaries Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) For the three months ended March 31, 2014 2013 Adjusted EBITA Operating income (loss) $ 18,627 $ (19,624) Non-GAAP adjustments: Amortization 2,903 856 Equity-based compensation 4,722 2,579 Restructuring 392 531 Changes in contingent consideration (29,368) - Earnings before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ (2,724) $ (15,658) Non-GAAP Net Income (Loss) Net income (loss) (GAAP basis) $ 19,160 $ (10,071) Non-GAAP adjustments: Amortization 2,903 856 Equity-based compensation 4,722 2,579 Restructuring 392 531 Changes in contingent consideration (29,368) - Income tax effect of non-GAAP adjustments (192) (1,372) (1) Non-GAAP net income (loss) $ (2,383) $ (7,477) Non-GAAP earnings (loss) per diluted share excluding certain items ("Non-GAAP EPS") $ (0.06) $ (0.19) Diluted weighted average shares outstanding 39,177 38,716 (1) The Company utilized the with and without method to determine the income tax effect of non-GAAP adjustments. NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States ("GAAP"), and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.

Veeco Instruments Inc. and Subsidiaries Segment Bookings, Revenues, and Reconciliation of Operating Income (Loss) to Adjusted EBITA (In thousands) (Unaudited) For the three months ended March 31, 2014 2013 LED & Solar Bookings $ 87,138 $ 42,714 Revenues $ 70,755 $ 42,307 Operating income (loss) $ 26,576 $ (12,887) Amortization 2,579 532 Equity-based compensation 2,173 710 Restructuring 164 423 Changes in contingent consideration (29,368) - Adjusted EBITA $ 2,124 $ (11,222) Data Storage Bookings $ 15,437 $ 27,692 Revenues $ 20,086 $ 19,474 Operating income (loss) $ (1,899) $ (129) Amortization 324 324 Equity-based compensation 699 130 Restructuring 228 50 Adjusted EBITA $ (648) $ 375 Unallocated Corporate Operating income (loss) $ (6,050) $ (6,608) Equity-based compensation 1,850 1,739 Restructuring - 58 Adjusted EBITA $ (4,200) $ (4,811) Total Bookings $ 102,575 $ 70,406 Revenues $ 90,841 $ 61,781 Operating income (loss) $ 18,627 $ (19,624) Amortization 2,903 856 Equity-based compensation 4,722 2,579 Restructuring 392 531 Changes in contingent consideration (29,368) - Adjusted EBITA $ (2,724) $ (15,658)

Veeco Instruments Inc. and Subsidiaries Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) Guidance for the three months ending June 30, 2014 LOW HIGH Adjusted EBITA Operating income $ (19,120) $ (15,148) Adjustments: Amortization 2,931 2,931 Equity-based compensation 5,340 5,340 Restructuring 663 663 Earnings before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ (10,186) $ (6,214) Non-GAAP Net Income Net income (loss) (GAAP basis) $ (18,234) $ (14,424) Non-GAAP adjustments: Amortization 2,931 2,931 Equity-based compensation 5,340 5,340 Restructuring 663 663 Income tax effect of non-GAAP adjustments 104 (81) (1) Non-GAAP net income (loss) $ (9,196) $ (5,571) Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS") $ (0.23) $ (0.14) Diluted weighted average shares outstanding 39,720 39,720 (1) The Company utilizes the with and without method to determine the income tax effect of non-GAAP adjustments. NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States ("GAAP"), and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.